                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                           KIT MANUFACTURING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           KIT MANUFACTURING COMPANY
                             530 EAST WARDLOW ROAD
                                  P.O. BOX 848
                          LONG BEACH, CALIFORNIA 90801

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 12, 2002
                             ---------------------

     The Annual Meeting of Shareholders of KIT Manufacturing Company ("KIT") will be held at the Long Beach Airport Marriott, 4700 Airport Plaza Drive, Long Beach, California 90815, on Tuesday, March 12, 2002, at 9:00 a.m., local time.

     The Annual Meeting will be held (i) to elect a Board of Directors for the ensuing fiscal year and (ii) to transact such other business as may properly come before the Annual Meeting or at any adjournment thereof. At the Annual Meeting, the Board of Directors of KIT intends to present Dan Pocapalia, Fred W. Chel, Frank S. Chan, Jr., John W. H. Hinrichs and John F. Zaccaro as nominees for election to the Board of Directors.

     Only shareholders of record on the books of KIT at the close of business on February 5, 2002, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. If you are unable to do so, please execute the enclosed proxy and return it in the enclosed addressed envelope, since a majority of the outstanding shares must be represented at the meeting in order to transact business. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person, if you wish.

                                          By Order of the Board of Directors,

                                          KIT MANUFACTURING COMPANY

                                          /s/ Marlyce A. Faldetta
                                          MARLYCE A. FALDETTA
                                          Corporate Secretary

Long Beach, California
February 25, 2002

                           KIT MANUFACTURING COMPANY
                             530 EAST WARDLOW ROAD
                                  P.O. BOX 848
                          LONG BEACH, CALIFORNIA 90801

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 12, 2002
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                            SOLICITATION OF PROXIES

                             ---------------------

     The accompanying proxy is solicited by the Board of Directors of KIT Manufacturing Company ("KIT") for use at KIT's Annual Meeting of Shareholders to be held at the Long Beach Airport Marriott, 4700 Airport Plaza Drive, Long Beach, California 90815, on Tuesday, March 12, 2002, at 9:00 a.m., local time, or at any adjournment thereof. All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Corporate Secretary of KIT, by a subsequent proxy executed by the person executing the prior proxy and presented to the Corporate Secretary at the Annual Meeting, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

     This Proxy Statement is being mailed to KIT's shareholders on or about February 25, 2002. The solicitation will be made by mail and expenses, which will be paid by KIT, will include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners of KIT's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some shareholders. All such further solicitation will be made by KIT's regular employees who will not receive additional compensation for the solicitation. The mailing address of KIT's principal executive offices is 530 East Wardlow Road, P.O. Box 848, Long Beach, California 90801.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 1,027,334 shares of KIT's Common Stock outstanding at the close of business on February 5, 2002, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by KIT to act as election inspectors for the meeting. The required quorum for transaction of business at the Annual Meeting will be a majority of the shares entitled to vote that are issued and outstanding as of the record date. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes"). The election inspectors will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     In the election of directors, shares present but not voting will be disregarded (except for quorum purposes). No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder's shares) unless the names of the candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine. In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit. If the voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of a majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. In such event, the other shareholders will be unable to elect any director. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. On all other matters, each share is entitled to one vote. Votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth, as of February 2, 2002, certain information as to the number of shares of KIT's Common Stock beneficially owned by each person who is known by KIT to own more than five percent of the outstanding shares of KIT's Common Stock and by all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes both voting power and investment power. For ownership information of the directors see "Information Regarding the Board of Directors" below.

                            SECURITY OWNERSHIP TABLE

                                                  AMOUNT AND NATURE           PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP       BENEFICIALLY OWNED
------------------------------------           -----------------------       ------------------
Dan Pocapalia................................      505,984 shares(1)(2)             49.3%
  c/o KIT Manufacturing Company
  530 East Wardlow Road
  Long Beach, CA 90801
Michael J. Seaman............................       57,000 shares(3)                 5.5%
  78610 Coco Bay Drive
  Naples, FL 34108
Dimensional Fund Advisors, Inc. .............       53,700 shares(4)                 5.2%
  1299 Ocean Avenue, Eleventh Floor
  Santa Monica, CA 90401
Prudential Insurance Co. of America..........       59,048 shares(5)                 5.7%
  751 Broad Street
  Newark, NJ 07102
Directors and Officers as a group
  (eight persons)............................      511,830 shares(1)(2)             49.8%

---------------

(1) Includes 1,000 shares held by certain members of Mr. Pocapalia's family as to which he may be said to share the voting and investment power. Also includes 400 shares held by Mr. Pocapalia as the trustee of trusts for the benefit of Mr. Pocapalia's children, as to which Mr. Pocapalia may be said to have sole voting and investment power.

(2) Includes 10,000 shares held of record by J.B.D. Partnership, a California general partnership (the "J.B.D. Partnership"), of which Mr. Pocapalia owns 69%.

(3) According to information provided by Michael J. Seaman, Mr. Seaman and members of his immediate family own 57,000 shares of the Company. Mr. Seaman is the managing trustee of the George J. Seaman, MD P.C. Wasting Trust ("Trust"). Mr. Seaman has sole voting and dispositive powers over those shares owned by the Trust and him personally. Mr. Seaman has shared voting and dispositive powers over those shares owned by his wife, Phyllis Seaman, and by his children, Kimberly Seaman, Jordan Seaman and Sloane Seaman.

(4) According to information provided by Dimensional Fund Advisors, Inc., a registered investment advisor ("Dimensional"), as of February 2, 2001, Dimensional possesses voting and dispositive power with respect to 53,700 shares of KIT's Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation

    Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(5) According to information provided on a Schedule 13G filed in 2001 by Prudential Insurance Company of America ("Prudential"), Prudential may have direct or indirect voting and/or investment discretion over 59,048 shares of KIT's Common Stock which are held for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Prudential reports the combined holdings of these entities for the purpose of administrative convenience.

                           I.  ELECTION OF DIRECTORS

     Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. The full Board consists of five directors. Certain information as of February 5, 2002 with respect to the five nominees for election as directors is set forth below. All of the nominees are now serving as directors and were elected to their present terms of office at the 2001 Annual Meeting of Shareholders. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by KIT's Board of Directors.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The following table provides information regarding each nominee for the Board of Directors as of February 5, 2002. Except as otherwise indicated, beneficial ownership includes both voting power and investment power.

                                                                                                   PERCENT OF CLASS
                               PRINCIPAL BUSINESS EXPERIENCE DURING THE     AMOUNT AND NATURE        BENEFICIALLY
NAME OF INDIVIDUAL       AGE        PAST 5 YEARS AND DIRECTORSHIPS       OF BENEFICIAL OWNERSHIP        OWNED
------------------       ---   ----------------------------------------  -----------------------   ----------------
Dan Pocapalia..........  85    Director of KIT since 1947; Chairman of           505,984(l)(2)           49.3%
                               the Board and Chief Executive Officer of
                               KIT since 1971; President of KIT from
                               1956 to 1978, and from November 1983 to
                               June 1999, and from April 2001 to
                               present.
Fred W. Chel...........  72    Director of KIT since 1987; Retired                 4,000                    *
                               Attorney at Law and State Legislator;
                               Business Consultant to Custom Fibreglass
                               Manufacturing Company since 1989;
                               President and Chief Executive Officer of
                               Custom Fibreglass Manufacturing Company
                               from 1985 to 1989; Vice President Legal
                               Counsel of Custom Fibreglass
                               Manufacturing Company from 1977 to 1985.

                                                                                                   PERCENT OF CLASS
                               PRINCIPAL BUSINESS EXPERIENCE DURING THE     AMOUNT AND NATURE        BENEFICIALLY
NAME OF INDIVIDUAL       AGE        PAST 5 YEARS AND DIRECTORSHIPS       OF BENEFICIAL OWNERSHIP        OWNED
------------------       ---   ----------------------------------------  -----------------------   ----------------
Frank S. Chan, Jr. ....  57    Director of KIT since 1993; Certified                 300                    *
                               Public Accountant in private practice
                               since 1991. Tax Partner of KPMG Peat
                               Marwick LLP from 1986 to 1991; Tax Staff
                               and Tax Manager of KPMG Peat Marwick LLP
                               from 1975 to 1986.
John W. H. Hinrichs....  63    Director of KIT since 1994; Senior Vice             1,000                    *
                               President and Cashier of Farmers &
                               Merchants Bank of Long Beach ("FMB")
                               since 1964; Chief Financial Officer of
                               FMB since December 2001; Member of Board
                               of Trustees of St. Mary's Medical
                               Center; Director of Goodwill Industries;
                               Director/ Treasurer of St. Mary Catholic
                               Housing Corp; Foundation Board Member of
                               St. Mary's Medical Center.
John F. Zaccaro........  67    Director of KIT since 1994; President                 100                    *
                               Academy of Medical Films since 1991;
                               Vice Chairman, Director, and Founder of
                               drkoop.com, Inc. from January 1997 to
                               September 2000; Executive Producer
                               American Medical Association's
                               International Health and Medical Film
                               Competition (1991-1997).

---------------

 *  Represents less than 1% of the outstanding shares.

(1) Includes 1,000 shares held by certain members of Mr. Pocapalia's family as to which he may be said to share the voting and investment power. Also includes 400 shares held by Mr. Pocapalia as the trustee of trusts for the benefit of Mr. Pocapalia's children, as to which Mr. Pocapalia may be said to have sole voting and investment power.

(2) Includes 10,000 shares held of record by the J.B.D. Partnership of which Mr. Pocapalia owns 69%.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During fiscal 2001, all directors attended 100% of the Board of Directors meetings held. The Board of Directors of KIT held 5 meetings during the fiscal year ended October 31, 2001.

     KIT's Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee are Frank S. Chan, Jr. (Chairman), Fred W. Chel and John W. H. Hinrichs. None of the members of the Audit Committee serves as an executive officer of KIT. During the 2001 fiscal year, the Audit

Committee held two meetings. The members of the Compensation Committee are John
F. Zaccaro (Chairman), Frank S. Chan, Jr. and John W. H. Hinrichs. None of the members of the Compensation Committee serves as an executive officer of KIT. Compensation Committee issues were reviewed and discussed following the regularly scheduled board meetings during fiscal year 2001.

     The functions of the Audit Committee include revising and making recommendations to the Board of Directors with respect to: the engagement or re-engagement of an independent accounting firm to audit KIT's financial statements for the then current fiscal year, and the terms of the engagement; the policies and procedures of KIT and the management of KIT with respect to maintaining KIT's books and records and furnishing the information necessary to the independent auditors; the procedures to encourage access to the Audit Committee and facilitate the timely reporting to the Audit Committee during the year by duly authorized representatives of the independent auditors; the implementation by the management of KIT of the recommendations made by the independent auditors; the adequacy and implementation of KIT's internal audit controls and the adequacy and competency of the related personnel; and such other matters relating to KIT's financial affairs and accounts as the Audit Committee may in its own discretion deem necessary. See "Report of the Audit Committee."

     The functions of the Compensation Committee include assisting the Board of Directors in evaluating and overseeing the compensation of senior management and certain key employees of KIT, including the administration and interpretation of KIT's Incentive Bonus Plan, KIT's 1994 Stock Option Plan and any other compensation programs KIT may adopt. See "Report of the Compensation Committee."

DIRECTORS' FEES

     All directors of KIT are reimbursed for their out of pocket expenses incurred in connection with attending Board meetings. In addition, each director received an annual fee of $7,500, payable in equal quarterly installments, for his services as a director. Each member of the Audit Committee of the Board of Directors received $1,500 per Committee meeting attended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires KIT's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of KIT's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received, KIT believes that during fiscal 2001 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth the executive compensation paid during the fiscal years ended October 31, 2001, 2000 and 1999 to the Chief Executive Officer (no other officer of KIT earned more than $100,000 in combined salary and bonus in the fiscal year ended October 31, 2001):

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                    COMPENSATION(2)
                                       ANNUAL COMPENSATION(L)    ---------------------
                                       -----------------------   SECURITIES UNDERLYING    ALL OTHER
NAME AND POSITION               YEAR    SALARY         BONUS            OPTIONS          COMPENSATION
-----------------               ----   ---------     ---------   ---------------------   ------------
Dan Pocapalia.................  2001   $  3,846(3)   $200,000              -0-             $16,990(4)(5)
  Chairman, Chief Executive     2000    200,000           -0-              -0-               6,000(5)
  Officer, and President        1999    200,000        34,000           69,000               6,000(5)

---------------

(1) Except as noted below, no other annual compensation is required to be listed pursuant to the rules and regulations of the Securities and Exchange Commission.

(2) KIT has not issued stock appreciation rights or restricted stock awards. KIT has no "long-term incentive plan" as that term is defined in the rules and regulations of the Securities and Exchange Commission.

(3) Mr. Pocapalia voluntarily reduced his salary until KIT's results for the year could be determined. This amount has been accrued as a liability as of October 31, 2001 but it has not yet been paid.

(4) Includes $9,490 paid by KIT on behalf of Mr. Pocapalia as an auto allowance.

(5) Directors' Fees. (See "Directors' Fees" section in this Proxy Statement.)

OPTION GRANTS

     KIT did not grant any stock options in fiscal 2001.

SUMMARY OF OPTIONS EXERCISED AND YEAR-END OPTIONS

     No stock options were exercised during fiscal 2001. KIT's Chief Executive Officer does not own any stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 2002, KIT entered into a working capital facility with Farmers and Merchants Bank ("FMB"). John Hinrichs, one of KIT's directors, is the chief financial officer and cashier of FMB. Under the working capital facility FMB has agreed to provide KIT with an aggregate line of credit of $3,500,000. The line of credit is secured by a first trust deed on company-owned facilities, and a first lien position on all of the company's assets including, but not limited to, accounts receivable, inventory, equipment and intangibles. The interest rate is at FMB's prime rate plus 1.5%, with a minimum interest rate of 7.50%. Interest payments are due monthly beginning March 15, 2002 during the term of the facility. The aggregate amount borrowed, along with all accrued, but unpaid interest, under this line of credit is due on demand, but only after November 1, 2002. If there are no demands after November 1, 2002, then it is due on February 15, 2003. There are no loan fees or borrowing covenants associated with this working capital facility. However, reimbursement of FMB's out-of-pocket expenses is required.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     KIT's Compensation Committee consists of Messrs. John F. Zaccaro (Chairman), Frank S. Chan, Jr. and John W. H. Hinrichs. No member of the Compensation Committee serves as either an officer or employee of KIT. In February 2002, KIT entered into a working capital facility with Farmers and Merchants Bank ("FMB"). John Hinrichs, one of KIT's directors, is the chief financial officer and cashier of FMB. Under the working capital facility FMB has agreed to provide KIT with an aggregate line of credit of $3,500,000. The line of credit is secured by a first trust deed on company-owned facilities, and a first lien position on all of the company's assets including, but not limited to, accounts receivable, inventory, equipment and intangibles. The interest rate is at FMB's prime rate plus 1.5%, with a minimum interest rate of 7.50%. Interest payments are due monthly beginning March 15, 2002 during the term of the facility. The aggregate amount borrowed, along with all accrued, but unpaid interest, under this line of credit is due on demand, but only after November 1, 2002. If there are no demands after November 1, 2002, then it is due on February 15, 2003. There are no loan fees or borrowing covenants associated with this working capital facility. However, reimbursement of FMB's out-of-pocket expenses is required.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors oversees KIT's compensation program for its officers. This task includes reviewing the salary levels of officers, administering KIT's Incentive Bonus Plan and 1994 Stock Option Plan, considering management succession and performing other related matters.

     KIT has a compensation program that rewards each of its officers in line with KIT's operational goals and financial performance, including increases in shareholder value, together with each officer's individual effectiveness in bringing about those goals and performance. The goal of KIT's officer compensation program is to attract, retain and reward executives who are capable of leading KIT in achieving its business objectives. As a result, a portion of the total compensation package for each KIT officer has traditionally consisted of variable, performance based bonuses, which can be increased or decreased to reflect changes in corporate and individual performance.

     KIT's annual compensation package for officers currently consists of three components: (a) base salary (b) annual cash incentive or bonus based on KIT's Incentive Bonus Plan, and (c) long-term incentive or non-cash awards, primarily stock options, granted under KIT's 1994 Stock Option Plan (the "1994 Plan").

     Base salary for each of KIT's officers is reviewed by the Compensation Committee, including the base salary of Dan Pocapalia, KIT's Chairman of the Board, and Chief Executive Officer. In reviewing Mr. Pocapalia's base salary, the Compensation Committee evaluates Mr. Pocapalia's total compensation in light of information regarding the compensation practices at various companies within KIT's industry peer group. KIT's industry peer group is composed of Fleetwood Enterprises, Inc., Skyline Corporation, Coachmen Industries, Inc., Thor Industries, Inc., Champion Enterprises, Inc., Winnebago Industries, Inc., Rexhall Industries Inc., and KIT. The Compensation Committee considers various indicators of qualitative and quantitative success on both a corporate and an individual level. While the Compensation Committee considers corporate performance measures such as net income, earnings per share, contribution toward cost containment, revenue generation and sales expansion, the Compensation Committee does not apply any specific quantitative formula in reviewing compensation decisions. Decisions regarding the base salaries of Mr. Pocapalia and other executive officers are based upon a subjective evaluation of the performance of each officer and a subjective evaluation of KIT's performance as a whole.

     A review of KIT's industry peer group (as identified above) indicates that Mr. Pocapalia's compensation remained at or below that of other chief executive officers within KIT's industry based on his duties and responsibilities. Annual base salaries for other officers of KIT are based on the recommendations of Mr. Pocapalia after reviewing each officer's effectiveness and overall performance in his or her respective areas of responsibility. These salary recommendations are then reviewed annually by the Compensation Committee.

     KIT's executive management regularly provides members of KIT's Board of Directors with summaries of the financial performance of several of KIT's competitors. An analysis of this information reveals that a significant majority of KIT's competitors are in the midst of a substantive downturn in their business. Historically, during such industry-wide downturns, larger companies solicit the employment of key management from their competition. While the Compensation Committee has no information that this solicitation process will influence KIT's management group, it believes that KIT currently is satisfied with and requires the services of all those comprising its senior management and, as such, has made no recommendations for salary reductions.

     A portion of the annual compensation of each officer relates to, and is contingent upon, the performance of KIT under KIT's Incentive Bonus Plan. All officers participate in KIT's Incentive Bonus Plan. Under the Incentive Bonus Plan, bonuses may be paid to officers pursuant to individual agreements relating to target profitability goals in each participant's area of responsibility. These profitability goals are a function of KIT's earnings per share during the fiscal year, and, in some cases, the operating income for certain participants' areas of responsibility. Time periods for which performance is measured include fiscal years and, in some cases, fiscal quarters. Payments are typically made within 75 days after the time period for which the performance is measured. The individual agreements setting forth these profitability goals are reviewed annually by the Compensation Committee.

     KIT also provides incentive compensation awards to certain members of its management under KIT's 1994 Plan. The 1994 Plan provides KIT with the ability to reward key employees periodically with options to purchase shares of KIT's Common Stock. These long-term incentives are designed to couple the interests of key employees with those of the shareholders of KIT. Stock option grants provide an incentive that focuses the individual's attention on managing KIT from the perspective of an owner, with an equity stake in the business. The value of stock options is tied to the future performance of KIT's Common Stock and provides value to the recipient only when the price of KIT's Common Stock increases above the option grant price. Stock options reward management for long-term strategic planning through the resulting enhancement of share price. The Compensation Committee plans to review the Company's 1994 stock option plan during fiscal year 2002. KIT believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options will help to attract and retain senior managers with long-term management perspectives.

     The Compensation Committee has considered the anticipated tax treatment to KIT regarding the compensation and benefits paid to the Chief Executive Officer and all other officers of KIT during the 2001 fiscal year in light of Section 162(m) of the Internal Revenue Code of 1986, as amended. The basic philosophy of the Compensation Committee is to strive to provide such executive officers with a compensation package which will preserve the deductibility of such payments for KIT. However, certain types of compensation payments and their deductibility depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          The Compensation Committee

                                          John F. Zaccaro, (Chairman)
                                          Frank S. Chan, Jr.
                                          John W. H. Hinrichs

                                AUDIT COMMITTEE

     KIT's Audit Committee consists of Frank S. Chan, Jr. (Chairman), Fred W. Chel and John W.H. Hinrichs. None of the members of the Audit Committee serves as an executive officer of KIT. During the 2001 fiscal year, the Audit Committee held two meetings. Each of the members of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended October 31, 2001. In addition, the Audit Committee has discussed with the Company's independent accountants, PricewaterhouseCoopers LLP, the matters required by Codification of Statements on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of the company's financial statements. The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence from the Company. The Audit Committee has discussed with management of the Company and with the Company's independent accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2001.

                                          Audit Committee

                                          Frank S. Chan, Jr. (Chairman)
                                          Fred W. Chel
                                          John W. H. Hinrichs

AUDIT FEES

     Audit fees to PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2001 and the reviews of the Consolidated Financial Statements included in the Forms 10-Q during fiscal 2001 were $100,955 of which an aggregate amount of $33,455 has been billed through October 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed for professional services rendered by PricewaterhouseCoopers LLP for financial systems design and implementation services for the fiscal year ended October 31, 2001.

ALL OTHER FEES

     Other fees to PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2001 were $2,140 for the drafting of responses to an SEC Comment Letter dated March 30, 2001. The Audit Committee considered whether the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                               PERFORMANCE GRAPH

     The following paragraph shows a five year comparison of cumulative total shareholder return* for KIT, the S&P 500 Composite Index and a Peer Group** Index.

                                      LOGO

                                INDEXED RETURNS
                                  YEARS ENDING

--------------------------------------------------------------------------------
                        Base
                       Period
 Company Name/Index     Oct96     Oct97     Oct98     Oct99     Oct00     Oct01
--------------------------------------------------------------------------------
 Kit Manufacturing      100       79.35     41.85     35.87     42.39     22.17
 S&P 500 Index          100      132.11    161.17    202.54    214.87    161.36
 Peer Group             100       92.30    104.84     77.78     49.98     72.89

 * Total shareholder return assumes reinvestment of dividends.

** The Peer Group includes Fleetwood Enterprises, Inc., Skyline Corporation,
   Coachmen Industries, Inc., Thor Industries, Inc., Champion Enterprises, Inc., Winnebago Industries, Inc., Rexhall Industries, Inc, and KIT. Each company within the Peer Group was selected based on its similar product lines and marketing areas.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS

AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                               EXECUTIVE OFFICERS

     The following table provides information as of February 5, 2002, regarding the executive officers of KIT, who serve at the pleasure of the Board of Directors. Except as otherwise indicated, beneficial ownership includes both voting power and investment power.

                                                                                                   PERCENT OF CLASS
                               PRINCIPAL BUSINESS EXPERIENCE DURING THE     AMOUNT AND NATURE        BENEFICIALLY
NAME OF INDIVIDUAL       AGE     PAST 5 YEARS AND POSITIONS WITH KIT     OF BENEFICIAL OWNERSHIP        OWNED
------------------       ---   ----------------------------------------  -----------------------   ----------------
Dan Pocapalia..........  85    Director of KIT since 1947; Chairman of           505,984(l)(2)           49.3%
                               the Board and Chief Executive Officer of
                               KIT since 1971; President of KIT from
                               1956 to 1978, and from November 1983 to
                               June 1999, and from April 2001 to
                               present.
Bruce K. Skinner.......  54    Vice President and Treasurer of KIT                   345                    *
                               since September 1997; Corporate
                               Controller of KIT from 1985 to June
                               1997.
Matthew S. Pulizzi.....  58    Vice President -- Customer Relations of                 0                    *
                               KIT since March 1982; Vice President
                               Insurance and Legal Affairs of KIT from
                               1980 to March 1982; Director of
                               Insurance and Legal Affairs of KIT from
                               1977 to 1980; Assistant to the President
                               of KIT from 1976 to 1977.
Marlyce A. Faldetta....  66    Corporate Secretary of KIT since 1975.                101                    *

---------------

 *  Represents less than 1% of the outstanding shares.

(1) Includes 1,000 shares held by certain members of Mr. Pocapalia's family as to which he may be said to share the voting and investment power. Also includes 400 shares held by Mr. Pocapalia as the trustee of trusts for the benefit of Mr. Pocapalia's children, as to which Mr. Pocapalia may be said to have sole voting and investment power.

(2) Includes 10,000 shares held of record by J.B.D. Partnership of which Mr. Pocapalia owns 69%.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP will serve KIT as independent accountants for the fiscal year ending October 31, 2002. The appointment of this firm was approved by the Audit Committee of the Board of Directors. Prior to its merger with PriceWaterhouse, L.L.P., the firm of Coopers & Lybrand L.L.P. had served as independent accountants for KIT since 1972. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                                 ANNUAL REPORT

     KIT's Annual Report to Shareholders, containing audited financial statements for the fiscal years ended October 31, 2001 and 2000 accompanies or has preceded the mailing of this Proxy Statement. UPON YOUR WRITTEN REQUEST, KIT WILL SEND YOU, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH KIT IS FILING WITH THE SECURITIES AND EXCHANGE COMMISSION. THE WRITTEN REQUEST MUST BE DIRECTED TO THE ATTENTION OF THE CORPORATE SECRETARY OF KIT, AT THE ADDRESS OF KIT SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                           PROPOSALS OF SHAREHOLDERS

     Shareholder proposals intended to be considered at KIT's 2003 Annual Meeting of Shareholders must be received by the Secretary of KIT at its principal executive offices no later than October 29, 2002 in order to be considered for inclusion in KIT's Proxy Statement and form of proxy relating to that meeting. If a shareholder notifies KIT of such shareholder's intent to present a proposal for consideration at KIT's 2003 Annual Meeting of Shareholders after January 11, 2003, KIT, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                             ADDITIONAL INFORMATION

     KIT files annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements and other information KIT files at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. KIT's Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at http://www.sec.gov.

                                          By Order of the Board of Directors,

                                          KIT MANUFACTURING COMPANY

                                          /s/ Marlyce A. Faldetta
                                          MARLYCE A. FALDETTA
                                          Corporate Secretary

Long Beach, California
February 25, 2002

PROXY


                           KIT MANUFACTURING COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned appoints Dan Pocapalia and Marlyce A. Faldetta, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of KIT Manufacturing Company ("KIT") held of record by the undersigned as of February 5, 2002, the record date with respect to this solicitation, at KIT's Annual Meeting of Shareholders to be held at the Long Beach Airport Marriott, 4700 Airport Plaza Drive, Long Beach, California 90815, on Tuesday, March 12, 2002 at 9:00 a.m., local time, or at any adjournment thereof, upon the following matters:


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                               Please mark
                                                               your votes as
                                                               indicated in
                                                               this example. [X]

                                           FOR                    WITHHOLD
                                   EACH NOMINEE LISTED           AUTHORITY
                                     BELOW (EXCEPT AS         TO VOTE FOR EACH
                                  NOTED TO THE CONTRARY)    NOMINEE LISTED BELOW

1. ELECTION OF DIRECTORS                   [ ]                      [ ]

   Nominees:  01 Dan Pocapalia, 02 Fred W. Chel,
              03 Frank S. Chan, Jr., 04 John W. H. Hinrichs and 05 John F. Zaccaro

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_______________________________________________________________________________

2. OTHER MATTERS in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.



Signature(s) of shareholder(s)_______________________ Dated ___________, 2002
(Your signature should conform to your name as printed hereon. Co-owners should all sign.)

                              FOLD AND DETACH HERE